Note 7 - Subsequent Events	9 Months Ended
Sep. 30, 2013
Notes
Note 7 - Subsequent Events

Note 7 – Subsequent Events

The Company has evaluated all events that occur after the balance sheet date through the date when the financial statements were issued to determine if they must be reported. The Management of the Company determined that there were certain reportable subsequent event(s) to be disclosed as follows:

On March 22, 2013 by Special Meeting of the Directors and Shareholders, the directors and shareholders authorized the issuance of 180 shares to two (2) individuals.  The Company issued 120 shares to one individual and received $100,000 for the shares in April, May and June 2013.

On December 1, 2013, the Company entered into a Settlement and Release Agreement with Dale Jensen, successor-in-interest of HFE Holdings LLC. In full satisfaction of the Royalty Payable owed to HFE Holdings LLC, the Company will pay $40,000 to Dale Jensen and issue the other 60 shares authorized on March 22, 2013.